UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2008

Invitrogen Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-25317	33-0373077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5791 Van Allen Way, Carlsbad, CA	92008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 603-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

Explanatory Note

This Current Report on Form 8–K/A is being filed solely to correct typographical errors in Exhibit 2.1 to the Current Report on Form 8–K of Invitrogen Corporation, or the Company, filed with the United States Securities and Exchange Commission, or the SEC, on June 16, 2008, or the Original Filing. A copy of the corrected Agreement and Plan of Merger, dated as of June 11, 2008, or the Merger Agreement, among Invitrogen Corporation, Atom Acquisition, LLC, and Applera Corporation, or Applera, is attached hereto as Exhibit 2.1. Except for the replaced exhibit, this Current Report on Form 8–K/A does not amend or update any other information contained in the Original Filing.

Additional Information and Where to Find It

In connection with the proposed merger, the Company and Applera expect to file a proxy statement/prospectus as part of a registration statement on Form S-4 regarding the proposed merger with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND APPLERA AND THE PROPOSED MERGER. The final joint proxy statement/prospectus will be mailed to stockholders of the Company and Applera. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents when filed with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from the Company by directing such requests to: Invitrogen Corporation, 5791 Van Allen Way, Carlsbad, CA 92008, Attention: Investor Relations or from Applera by directing such requests to: Applera Corporation, 301 Merritt 7, Norwalk, CT 06851, Attention: Investor Relations.

Participants in the Solicitation

The Company and Applera and their respective directors, executive officers and certain other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information concerning all of the participants in the solicitation will be included in the proxy statement relating to the proposed merger when it becomes available. Each of these documents is, or will be, available free of charge at the SEC’s Web site at http://www.sec.gov and from Company Investor Relations, telephone: 760-268-7482 or on the Company’s website at http://www.invitrogen.com or Applera’s website: at http://www.applera.com

Section 9 – Financial Statements and Exhibits

Item 9.01	Exhibits.

(d) Exhibits

Exhibit 2.1 –	Agreement and Plan of Merger, dated as of June 11, 2008, among Invitrogen Corporation, Atom Acquisition, LLC, and Applera Corporation (corrected agreement that replaces Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 16, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITROGEN CORPORATION
(Registrant)

By:	/s/ John A. Cottingham
John A. Cottingham
General Counsel

Date: June 20, 2008